EXHIBIT 10.6

SECURED PROMISSORY NOTES TO ALT GROUP
DATED NOVEMBER 30, 2011

Exhibit C

ALT, LLC
SECURED PROMISSORY NOTE

$78,666.66
Denver, Colorado
November 30, 2011

For value received, the undersigned, Spicy Pickle Franchising, Inc. or assigns (herein referred to as the "Obligor"), promises to pay to the order of ALT, LLC, (the "Obligee"), located at 703 N. Linden Ct. Wichita, Kansas 67206, the principal sum of $78,666.66, together with interest thereon, in installments as follows:

1.	On December 8, 2011, the Obligor shall pay to the Obligee a one-time principal payment of FIFTEEN THOUSAND AND NO/100’s Dollars ($15,000.00).

2.
Beginning December 31, 2011, the Obligor shall pay to the Obligee equal monthly principal payments of TWO THOUSAND FIVE HUNDRED AND NO/100’s DOLLARS ($2,500.00) plus any and all interest accrued hereunder to date, respectively due on the last day of each month until the Date of Maturity (as defined below).

3.
Interest shall accrue from the date first set forth above at Ten Percent (10%) per annum.  Interest hereunder shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

4.	A final payment of all interest, together with the outstanding principal balance of this Note, shall be made on the Date of Maturity (as defined below).

As used herein, the term "Date of Maturity" shall mean December 31, 2013, or such earlier date on which the entire principal amount evidenced by this Note and all accrued interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise.

1

Exhibit C

ALT II, LLC
SECURED PROMISSORY NOTE

$94,666.67
Denver, Colorado
November 30, 2011

For value received, the undersigned, Spicy Pickle Franchising, Inc. or assigns (herein referred to as the "Obligor"), promises to pay to the order of ALT II, LLC, (the "Obligee"), located at 703 N. Linden Ct. Wichita, Kansas 67206, the principal sum of $94,666.67, together with interest thereon, in installments as follows:

1.	On February 29, 2012, the Obligor shall pay to the Obligee a one-time principal payment of FIFTEEN THOUSAND AND NO/100’s Dollars ($15,000.00).

2.
Beginning December 31, 2011, the Obligor shall pay to the Obligee equal monthly principal payments of TWO THOUSAND FIVE HUNDRED AND NO/100’s DOLLARS ($2,500.00) plus any and all interest accrued hereunder to date, respectively due on the last day of each month until the Date of Maturity (as defined below).

3.
Interest shall accrue from the date first set forth above at Ten Percent (10%) per annum.  Interest hereunder shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

4.	A final payment of all interest, together with the outstanding principal balance of this Note, shall be made on the Date of Maturity (as defined below).

As used herein, the term "Date of Maturity" shall mean December 31, 2013, or such earlier date on which the entire principal amount evidenced by this Note and all accrued interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise.

1

Exhibit C

ALT III, LLC
SECURED PROMISSORY NOTE

$151,666.67
Denver, Colorado
November 30, 2011

For value received, the undersigned, Spicy Pickle Franchising, Inc. or assigns (herein referred to as the "Obligor"), promises to pay to the order of ALT III, LLC, (the "Obligee"), located at 703 N. Linden Ct. Wichita, Kansas 67206, the principal sum of $151,666.67, together with interest thereon, in installments as follows:

1.	On May 31, 2012, the Obligor shall pay to the Obligee a one-time principal payment of FIFTEEN THOUSAND AND NO/100’s Dollars ($15,000.00).

2.
Beginning December 31, 2011, the Obligor shall pay to the Obligee equal monthly principal payments of TWO THOUSAND FIVE HUNDRED AND NO/100’s DOLLARS ($2,500.00) plus any and all interest accrued hereunder to date, respectively due on the last day of each month until the Date of Maturity (as defined below).

3.
Interest shall accrue from the date first set forth above at Ten Percent (10%) per annum.  Interest hereunder shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

4.	A final payment of all interest, together with the outstanding principal balance of this Note, shall be made on the Date of Maturity (as defined below).

As used herein, the term "Date of Maturity" shall mean December 31, 2013, or such earlier date on which the entire principal amount evidenced by this Note and all accrued interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise.

1